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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 14, 1997, in Post-Effective
Amendment No. 3 to the Registration Statement (Form SB-2 No. 333-09465) and related Prospectus of USA Technologies, Inc. dated October 16, 1997.




                                               /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 16, 1997